UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04491
Van Kampen Limited Duration Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 12/31/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2009

MUTUAL FUNDS Van Kampen Limited Duration Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Limited Duration Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of December 31, 2009.

This material must be preceded or accompanied by a Class A, B, C and I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Fund shares are neither insured nor guaranteed by the U.S. government.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Barclays Capital 1-5 Year U.S. Government/Credit Index from 12/31/99 through 12/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 6/16/86		since 11/5/91		since 5/10/93		since 8/12/05
		w/max		w/max		w/max
	w/o	2.25%	w/o	2.00%	w/o	.75%	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	3.89%	3.79%	2.49%	2.49%	2.13%	2.13%	–0.74%

10-year	1.71	1.48	1.33	1.33	1.23	1.23	—

5-year	–0.74	–1.20	–1.25	–1.25	–1.26	–1.26	—

1-year	5.25	2.90	4.79	2.79	4.71	3.96	5.37

30-Day SEC Yield	1.24%		0.79%		0.78%		1.42%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 2.25 percent for Class A shares, a contingent deferred sales charge of 2.00 percent for Class B shares in year one and declining to zero after year four, a contingent deferred sales charge of 0.75 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares, up to 1.00 percent per year of the fund’s average daily net assets for Class B shares and up to 0.65 percent for Class C shares. The since inception and ten-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding nonincome items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Barclays Capital 1-5 Year U.S. Government/Credit Index is an unmanaged, broad-based market index that is composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended December 31, 2009

Market Conditions

Stronger than expected economic reports and corporate earnings in the first quarter of 2009 prompted speculation that the economy was stabilizing and growth would improve. The more optimistic outlook led to increased investor appetite for riskier assets and spread tightening in most fixed income asset classes throughout the remainder of the year.

Although Treasury securities performed well early in the year, as investors assumed more risk and shifted to other sectors of the market, performance began to wane and yields rose. In the third quarter, yields reversed course but rose again in the fourth quarter, ending the year higher across the curve. Yields on long-maturity issues increased more so than shorter maturities, causing the slope of the curve to further steepen. As of the end of December, yields on 2-, 5-, 10-, and 30-year Treasuries were 37, 113, 162, and 196 basis points higher, respectively, than at the start of the year.

The agency sector performed relatively well during the year, thanks in part to growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the Temporary Liquidity Guarantee Program. The Federal Reserve’s program of purchasing large quantities of agency mortgage-backed securities (MBS) and investors’ increasing confidence in credit-related securities led to much stronger performance for the residential mortgage sector in 2009. Despite lower rates and the Home Affordable Modification Program, refinancing activity remained low and mortgage prepayment speed only modestly increased.

The corporate credit sector benefited from significant spread tightening during the reporting period. Although investment grade corporate bond spreads widened to 561 basis points over equal duration Treasuries in March, they narrowed considerably over the remainder of the period, ending the year at 171 basis points over Treasuries. The best performing sectors for the year were those with the widest spreads at the start of 2009: real estate investments trusts (REITs), metals/mining, life insurance, financials and telecommunications.

Performance Analysis

All share classes of Van Kampen Limited Duration Fund outperformed the Barclays Capital 1-5 Year U.S. Government/Credit Index (the “Index”) for the 12 months ended December 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended December 31, 2009

				Barclays Capital
				1-5 Year U.S.
				Government/Credit
Class A	Class B	Class C	Class I	Index

5.25%	4.79%	4.71%	5.37%	4.62%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s performance relative to the Index was primarily attributable to the following factors:

•	The Fund held a position in asset-backed securities (ABS), a sector not represented in the Index. This sector was one of the primary contributors to the Fund’s outperformance of the Index as ABS spreads narrowed considerably.

•	The agency sector was another significant contributor to outperformance, primarily due to an overweight position in FDIC-backed bank notes. Spreads on these securities tightened during the reporting period.

•	However, an underweight to the corporate credit sector for part of the year detracted from relative performance as credit spreads tightened throughout the reporting period.

Market Outlook

Although the economic outlook certainly improved in 2009, the labor market remained extremely weak, with the unemployment rate at its highest level in many years. Additionally, while the government’s fiscal stimulus packages helped to stabilize the housing market and consumer spending, concerns remained about what will happen as these programs come to an end. As of this writing, market expectations are for the Federal Reserve to start tightening (i.e., raising interest rates) in the near future. However, we believe the economic recovery may not unfold as quickly as many expect and therefore, interest rates may remain low for a longer period than what the market is anticipating.

With regard to the mortgage sector, we believe spreads on agency MBS are likely to remain relatively tight in the near term given that the Federal Reserve’s purchases still dominate the net supply of these securities. As the Federal Reserve slowly exits the

MBS market in 2010, however, spreads will probably begin to widen to more historically average levels.

The outlook for investment grade corporate credit in 2010 remains quite positive in our view. Strong technicals and improving fundamentals are expected to continue to be supportive of corporate bond spreads. Furthermore, approximately $630 billion of new issuance is anticipated.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Asset Allocation as of 12/31/09 (Unaudited)

Corporate Bonds	37.5%
Asset Backed Securities	21.4
Agency Bonds	19.4
United States Treasury Obligations	13.9
FNMA	1.5
FHLMC	0.8
CMO	0.8
GNMA	0.0 *

Total Long-Term Investments	95.3
Total Short-Term Investments	4.6

Total Investments	99.9
Other Assets in Excess of Liabilities	0.1

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/09	12/31/09	7/1/09-12/31/09

Class A
Actual	$1,000.00	$1,021.25	$4.59
Hypothetical	1,000.00	1,020.67	4.58
(5% annual return before expenses)
Class B
Actual	1,000.00	1,018.52	7.17
Hypothetical	1,000.00	1,018.10	7.17
(5% annual return before expenses)
Class C
Actual	1,000.00	1,017.50	7.12
Hypothetical	1,000.00	1,018.15	7.12
(5% annual return before expenses)
Class I
Actual	1,000.00	1,020.72	3.82
Hypothetical	1,000.00	1,021.42	3.82
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.41%, 1.40% and 0.75% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Van Kampen Limited Duration Fund
Portfolio of Investments  ■  December 31, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 37.5% Automotive 1.5%
$575	American Honda Finance Corp. (a) (b)	2.757%	06/02/11	$589,375
530	Daimler Finance North America LLC	7.300	01/15/12	576,458
370	Harley-Davidson Funding Corp., Ser B (b)	5.250	12/15/12	378,476
125	PACCAR, Inc.	6.375	02/15/12	135,529

				1,679,838

	Banking 9.2%
695	American Express Co.	7.250	05/20/14	784,961
335	Bank of America Corp.	7.375	05/15/14	380,488
595	Bank One Corp.	5.250	01/30/13	631,422
570	Barclays Bank PLC (United Kingdom)	5.200	07/10/14	604,812
560	BB&T Corp.	3.100	07/28/11	570,129
580	Capital One Financial Corp.	5.700	09/15/11	609,462
625	Credit Suisse New York (Switzerland)	5.500	05/01/14	678,906
205	Credit Suisse USA, Inc.	6.125	11/15/11	221,167
925	JPMorgan Chase & Co.	4.750	05/01/13	977,108
1,150	MBNA Corp.	6.125	03/01/13	1,220,907
330	Mellon Funding Corp.	6.400	05/14/11	350,339
555	National Australia Bank Ltd. (Australia) (b)	5.350	06/12/13	597,839
470	Royal Bank of Scotland PLC (United Kingdom) (b)	4.875	08/25/14	476,922
395	Sovereign Bancorp (a)	0.478	03/23/10	394,872
475	Svenska Handelsbanken AB (Sweden) (b)	2.875	09/14/12	478,237
280	US Bancorp	4.200	05/15/14	290,940
1,080	Wells Fargo & Co.	5.250	10/23/12	1,153,733

				10,422,244

	Brokerage 2.4%
320	Citigroup, Inc.	4.625	08/03/10	326,555
345	Citigroup, Inc.	5.300	10/17/12	359,633
780	Goldman Sachs Group, Inc.	5.250	10/15/13	829,080
285	Goldman Sachs Group, Inc.	6.875	01/15/11	302,297
350	Merrill Lynch & Co., Inc.	5.450	02/05/13	368,556
530	TD Ameritrade Holding Corp.	2.950	12/01/12	524,312

				2,710,433

	Building Materials 0.3%
335	Lafarge SA (France)	6.150	07/15/11	349,225

	Chemicals 0.4%
355	Praxair, Inc.	6.375	04/01/12	390,300

	Construction Machinery 0.6%
310	Caterpillar Financial Services Corp.	6.125	02/17/14	346,755
310	John Deere Capital Corp.	7.000	03/15/12	344,072

				690,827

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Diversified Manufacturing 0.2%
$200	Amphenol Corp.	4.750%	11/15/14	$200,285

	Electric 2.5%
420	Detroit Edison Co.	6.125	10/01/10	436,509
540	Dominion Resources, Inc.	5.700	09/17/12	583,897
540	FirstEnergy Solutions Corp.	4.800	02/15/15	551,795
745	Ohio Power Co., Ser B (a)	0.430	04/05/10	745,046
415	Southern Co.	4.150	05/15/14	427,189
50	Southern Co.	5.300	01/15/12	53,597

				2,798,033

	Food & Beverage 1.9%
290	Anheuser-Busch InBev Worldwide, Inc. (b)	5.375	11/15/14	307,367
490	Bottling Group LLC	6.950	03/15/14	564,318
310	ConAgra Foods, Inc.	5.875	04/15/14	338,143
355	Diageo Finance BV (Netherlands)	3.875	04/01/11	366,522
510	Kraft Foods, Inc.	6.750	02/19/14	564,486

				2,140,836

	Health Care 0.5%
560	UnitedHealth Group, Inc.	5.250	03/15/11	580,445

	Independent Energy 0.5%
465	Devon Financing Corp. ULC (Canada)	6.875	09/30/11	505,345

	Integrated Energy 0.7%
560	BP Capital Markets PLC (United Kingdom)	3.625	05/08/14	573,456
240	StatoilHydro ASA (Norway)	3.875	04/15/14	249,650

				823,106

	Life Insurance 1.5%
755	Met Life Global Funding I (b)	5.750	07/25/11	793,813
430	Principal Life Income Funding Trusts	5.150	06/17/11	448,039
485	Prudential Financial, Inc.	3.625	09/17/12	492,489

				1,734,341

	Media-Cable 1.4%
490	Comcast Cable Holdings LLC	9.800	02/01/12	554,849
500	Time Warner Cable, Inc.	8.250	02/14/14	584,891
375	Time Warner, Inc.	6.875	05/01/12	410,751

				1,550,491

	Metals 0.6%
345	BHP Billiton Finance USA Ltd. (Australia)	8.500	12/01/12	403,550
280	Rio Tinto Finance USA Ltd. (Australia)	5.875	07/15/13	302,372

				705,922

	Noncaptive-Consumer Finance 0.7%
790	HSBC Finance Corp.	6.750	05/15/11	835,207

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Noncaptive-Diversified Finance 1.4%
$1,045	General Electric Capital Corp.	5.450%	01/15/13	$1,111,699
375	General Electric Capital Corp.	5.900	05/13/14	405,793

				1,517,492

	Oil Field Services 1.1%
660	Burlington Resources Finance Co. (Canada)	6.680	02/15/11	701,532
510	EOG Co. of Canada (Canada) (b)	7.000	12/01/11	547,711

				1,249,243

	Pipelines 1.0%
400	Enterprise Products Operating LLC	9.750	01/31/14	477,802
200	Enterprise Products Operating LP	7.500	02/01/11	211,969
465	Plains All American Pipeline LP	4.250	09/01/12	480,173

				1,169,944

	Railroads 0.7%
705	Union Pacific Corp.	6.500	04/15/12	770,313

	Restaurants 0.2%
230	Yum! Brands, Inc.	8.875	04/15/11	248,953

	Retailers 1.0%
175	CVS Caremark Corp. (a)	0.556	06/01/10	175,094
385	CVS Caremark Corp.	5.750	08/15/11	410,136
165	Simon Property Group LP	6.750	05/15/14	176,003
350	Wal-Mart Stores, Inc.	7.250	06/01/13	404,061

				1,165,294

	Sovereigns 2.0%
2,198	Denmark Government
	International Bond (Denmark)	2.750	11/15/11	2,261,962

	Supermarkets 0.5%
525	Kroger Co.	7.500	01/15/14	599,703

	Technology 1.9%
590	Agilent Technologies, Inc.	4.450	09/12/12	610,832
525	Computer Sciences Corp.	7.375	06/15/11	565,188
540	Fiserv, Inc.	6.125	11/20/12	588,380
415	Hewlett-Packard Co. (a)	0.366	03/01/12	415,187

				2,179,587

	Wireline 2.8%
450	AT&T, Inc.	4.950	01/15/13	480,434
615	BellSouth Corp.	6.000	10/15/11	665,292
200	British Telecommunications PLC (United Kingdom)	9.125	12/15/10	214,314
475	Telecom Italia Capital (Luxembourg)	4.875	10/01/10	486,250

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wireline (Continued)
$310	Telefonica Europe BV (Netherlands)	7.750%	09/15/10	$324,349
905	Verizon Global Funding Corp.	7.375	09/01/12	1,020,754

				3,191,393

	Total Corporate Bonds 37.5%			42,470,762

	Asset Backed Securities 21.4%
1,000	American Express Credit
	Account Master Trust (a)	1.483	03/15/17	1,028,828
1,225	Bank of America Auto Trust (b)	2.130	09/16/13	1,237,211
1,200	BMW Floorplan Master Owner Trust (a) (b)	1.383	09/15/14	1,200,887
1,075	BMW Vehicle Lease Trust	2.040	04/15/11	1,080,922
170	Capital Auto Receivables Asset Trust, Class A2B (a)	1.153	03/15/11	169,707
201	Capital Auto Receivables Asset Trust, Class A3A	5.020	09/15/11	203,771
1,150	Chase Issuance Trust (a)	1.783	04/15/14	1,177,166
475	Chrysler Financial Auto Securitization Trust	1.850	06/15/11	478,157
875	Citibank Credit Card Issuance Trust	2.250	12/23/14	867,650
1,050	Daimler Chrysler Auto Trust, Class A3A	5.000	02/08/12	1,066,960
1,150	Discover Card Master Trust (a)	1.533	12/15/14	1,156,407
1,000	Ford Credit Auto Owner Trust	1.510	01/15/14	995,079
1,200	Ford Credit Auto Owner Trust	2.170	10/15/13	1,212,364
1,200	Ford Credit Floorplan Master Owner Trust (a)	1.783	09/15/14	1,202,639
2,000	GE Capital Credit Card Master Note Trust	3.690	07/15/15	2,044,180
1,000	GE Dealer Floorplan Master Note Trust (a)	1.913	07/21/14	1,001,447
550	Harley-Davidson Motorcycle Trust	1.740	09/16/13	549,871
625	Harley-Davidson Motorcycle Trust	1.870	02/17/14	622,949
1,200	Huntington Auto Trust (b)	3.940	06/17/13	1,235,541
223	Hyundai Auto Receivables Trust, Class A3A	5.040	01/17/12	226,479
135	John Deere Owner Trust	1.132	07/02/10	135,061
600	MMAF Equipment Finance LLC (b)	2.370	11/15/13	600,000
1,125	Nissan Auto Lease Trust	2.010	04/15/11	1,131,895
1,175	Nissan Auto Lease Trust	2.070	01/15/15	1,182,381
463	Nissan Auto Receivables Owner Trust	3.890	08/15/11	468,352
176	USAA Auto Owner Trust, Class A	4.900	02/15/12	178,545
394	USAA Auto Owner Trust, Class A3, Ser 2008	4.160	04/16/12	400,596
440	Volkswagen Auto Lease Trust	2.870	07/15/11	444,013
878	Wheels SPV LLC (a) (b)	1.783	03/15/18	883,292

	Total Asset Backed Securities 21.4%			24,182,350

	Agency Bonds 19.4% Banking—FDIC Guaranteed 6.5%
4,500	Citigroup Funding, Inc.	1.875	10/22/12	4,486,036
2,830	Regions Bank	3.250	12/09/11	2,938,030

				7,424,066

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Commercial Banks—Government Guaranteed 7.0%
$1,300	Commonwealth Bank of
	Australia (Australia) (b)	2.500%	12/10/12	$1,320,335
3,320	Royal Bank of Scotland PLC (United Kingdom) (b)	2.625	05/11/12	3,369,445
2,260	Swedbank AB (Sweden) (b)	2.900	01/14/13	2,303,460
910	Westpac Securities NZ Ltd. (New Zealand) (b)	2.500	05/25/12	923,200

				7,916,440

	Diversified Financial Services—Government Guaranteed 0.4%
410	Export Development Canada (Canada)	3.125	04/24/14	415,718

	Money Center Banks—Government Guaranteed 0.7%
740	Lloyds TSB Bank PLC (United Kingdom) (b)	2.800	04/02/12	755,337

	Noncaptive-Diversified Finance—FDIC Guaranteed 1.8%
2,000	General Electric Capital Corp.	2.200	06/08/12	2,029,244

	Special Purpose Banks—Government Guaranteed 3.0%
2,200	Kreditanstalt fuer Wiederaufbau (Germany)	2.250	04/16/12	2,234,212
1,100	Societe Financement de l’Economie Francaise (France) (b)	3.375	05/05/14	1,122,530

				3,356,742

	Total Agency Bonds 19.4%			21,897,547

	United States Treasury Obligations 13.9%
2,850	United States Treasury (STRIPS)	*	11/15/19	1,892,956
1,485	United States Treasury (STRIPS)	*	11/15/20	928,227
1,375	United States Treasury (STRIPS)	*	11/15/21	808,054
4,340	United States Treasury Notes	0.750	11/30/11	4,313,049
2,000	United States Treasury Notes	1.375	11/15/12	1,986,252
5,880	United States Treasury Notes	2.375	10/31/14	5,817,984

	Total United States Treasury Obligations 13.9%			15,746,522

	Adjustable Rate Mortgage Backed Securities 1.5%
282	Federal Home Loan Mortgage Corp.	5.581	01/01/38	297,683
276	Federal Home Loan Mortgage Corp.	5.673	04/01/37	292,048
321	Federal Home Loan Mortgage Corp.	6.025	02/01/37	340,160
100	Federal National Mortgage Association	2.824	09/01/19	100,930
441	Federal National Mortgage Association	5.736	12/01/36	465,810
240	Federal National Mortgage Association	5.783	03/01/38	253,836

	Total Adjustable Rate Mortgage Backed Securities 1.5%			1,750,467

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Collateralized Mortgage Obligations 0.8%
$630	Federal Home Loan Mortgage Corp.	7.500%	09/15/29	$682,324
212	Government National Mortgage Association (REMIC) (a)	0.633	09/16/19	210,808

	Total Collateralized Mortgage Obligations 0.8%			893,132

	Mortgage Backed Securities 0.8%
2	Federal Home Loan Mortgage Corp.	6.500	01/01/33	1,657
750	Federal National Mortgage Association	6.500	11/01/23 to 11/01/33	810,791
47	Federal National Mortgage Association	7.000	07/01/26 to 10/01/30	52,351
1	Government National Mortgage Association	9.500	09/15/17 to 06/15/18	619

	Total Mortgage Backed Securities 0.8%			865,418

Total Long-Term Investments 95.3% (Cost $106,484,640)				107,806,198

Short-Term Investments 4.6% Repurchase Agreements 3.9%
Banc of America Securities ($1,656,529 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $1,656,530)				1,656,529
JPMorgan Chase & Co. ($2,684,455 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $2,684,455)				2,684,455
State Street Bank & Trust Co. ($56,016 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $56,016)				56,016

Total Repurchase Agreements 3.9%				4,397,000

United States Government Agency Obligations 0.7%
United States Treasury Bill ($830,000 par, yielding 0.152%, 05/06/10 maturity) (c)				829,564

Total Short-Term Investments 4.6% (Cost $5,226,564)				5,226,564

Total Investments 99.9% (Cost $111,711,204)				113,032,762

Other Assets in Excess of Liabilities 0.1%				129,103

Net Assets 100.0%				$113,161,865

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Floating Rate Coupon

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Portfolio of Investments  ■  December 31, 2009  continued

(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

REMIC—Real Estate Mortgage Investment Conduits
STRIPS—Separate Trading of Registered Interest and Principal of Securities

Futures contracts outstanding as of December 31, 2009:

	Number	Unrealized
	of	Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Bond 30-Year Futures, March 2010 (Current Notional Value of $115,375 per contract)	4	$(22,743)
U.S. Treasury Notes 10-Year Futures, March 2010 (Current Notional Value of $115,453 per contract)	32	(90,426)

Total Long Contracts	36	(113,169)

Short Contracts:
U.S. Treasury Notes 2-Year Futures, March 2010 (Current Notional Value of $216,266 per contract)	255	300,057
U.S. Treasury Notes 5-Year Futures, March 2010 (Current Notional Value of $114,383 per contract)	30	67,941

Total Short Contracts	285	367,998

Total Futures Contracts	321	$254,829

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Portfolio of Investments  ■  December 31, 2009  continued

Swap contracts outstanding as of December 31, 2009:

Interest Rate Swaps

		Pay/
		Receive			Notional
		Floating	Fixed	Expiration	Amount
Counterparty	Floating Rate Index	Rate	Rate	Date	(000)	Value

Credit Suisse International	USD-LIBOR BBA	Pay	5.086%	12/23/19	$3,510	$(16,848)
Deutsche Bank AG New York	USD-LIBOR BBA	Pay	4.400	10/01/16	12,260	(75,154)

						(92,002)

Barclays Bank PLC	USD-LIBOR BBA	Receive	**	11/15/19	1,975	(88,987)
Credit Suisse International	USD-LIBOR BBA	Receive	4.386	12/23/39	842	18,648
Deutsche Bank
AG New York	USD-LIBOR BBA	Receive	**	11/15/21	1,375	(28,644)
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	4.410	10/03/18	6,596	78,295
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/19	875	(32,406)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/20	1,485	(67,549)

						(120,643)

Total Interest Rate Swaps						$(212,645)

**	Zero coupon swaps. The Fund and/or counterparty will make a net payment on the expiration date.

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Portfolio of Investments  ■  December 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Agency Bonds—FDIC Guaranteed	$—	$9,453,310	$—	$9,453,310
Agency Bonds—Foreign Government Guaranteed	—	12,444,237	—	12,444,237
Corporate Bonds	—	42,470,762	—	42,470,762
Asset Backed Securities	—	24,182,350	—	24,182,350
United States Treasury Obligations	—	15,746,522	—	15,746,522
Mortgage Backed Securities	—	865,418	—	865,418
Collateralized Mortgage Obligations	—	893,132	—	893,132
Adjustable Rate Mortgage Backed Securities	—	1,750,467	—	1,750,467
Short-Term Investments	—	5,226,564	—	5,226,564
Futures	367,998	—	—	367,998
Swap Contracts	—	96,943	—	96,943

Total Investments in an Asset Position	367,998	113,129,705	—	113,497,703

Investments in a Liability Position:
Futures	(113,169)	—	—	(113,169)
Swap Contracts	—	(309,588)	—	(309,588)

Total Investments in a Liability Position	(113,169)	(309,588)	—	(422,757)

Total	$254,829	$112,820,117	$—	$113,074,946

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Financial Statements

Statement of Assets and Liabilities
December 31, 2009

Assets:
Total Investments (Cost $111,711,204)	$113,032,762
Cash	752
Receivables:
Interest	756,738
Fund Shares Sold	64,895
Variation Margin on Futures	46,771
Swap Contracts	1,800
Other	121,547

Total Assets	114,025,265

Liabilities:
Payables:
Fund Shares Repurchased	159,246
Income Distributions	78,340
Distributor and Affiliates	37,371
Investment Advisory Fee	28,860
Swap Contracts	214,445
Trustees’ Deferred Compensation and Retirement Plans	208,886
Accrued Expenses	136,252

Total Liabilities	863,400

Net Assets	$113,161,865

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$169,169,936
Net Unrealized Appreciation	1,363,742
Accumulated Undistributed Net Investment Income	(638,978)
Accumulated Net Realized Loss	(56,732,835)

Net Assets	$113,161,865

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $52,992,779 and 5,904,329 shares of beneficial interest issued and outstanding)	$8.98
Maximum sales charge (2.25%* of offering price)	0.20

Maximum offering price to public	$9.18

Class B Shares:
Net asset value and offering price per share (Based on net assets of $12,580,731 and 1,385,968 shares of beneficial interest issued and outstanding)	$9.08

Class C Shares:
Net asset value and offering price per share (Based on net assets of $14,930,139 and 1,654,545 shares of beneficial interest issued and outstanding)	$9.02

Class I Shares:
Net asset value and offering price per share (Based on net assets of $32,658,216 and 3,615,716 shares of beneficial interest issued and outstanding)	$9.03

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Interest	$3,293,856
Other	1,875

Total Income	3,295,731

Expenses:
Investment Advisory Fee	331,434
Distribution (12b-1) and Service Fees
Class A	77,522
Class B	92,376
Class C	94,699
Transfer Agent Fees	184,988
Accounting and Administrative Expenses	81,972
Reports to Shareholders	67,096
Registration Fees	64,829
Professional Fees	43,186
Custody	38,119
Trustees’ Fees and Related Expenses	21,940
Other	19,966

Total Expenses	1,118,127
Less Credits Earned on Cash Balances	462

Net Expenses	1,117,665

Net Investment Income	$2,178,066

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$1,818,530
Swap Contracts	4,032,997
Foreign Currency Transactions	(398)
Options	(25,477)
Futures	(1,463,238)

Net Realized Gain	4,362,414

Unrealized Appreciation/Depreciation:
Beginning of the Period	2,299,274

End of the Period:
Investments	1,321,558
Futures	254,829
Swap Contracts	(212,645)

1,363,742

Net Unrealized Depreciation During the Period	(935,532)

Net Realized and Unrealized Gain	$3,426,882

Net Increase in Net Assets From Operations	$5,604,948

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$2,178,066	$5,147,071
Net Realized Gain/Loss	4,362,414	(33,988,342)
Net Unrealized Appreciation/Depreciation During the Period	(935,532)	5,648,808

Change in Net Assets from Operations	5,604,948	(23,192,463)

Distributions from Net Investment Income:
Class A Shares	(1,336,666)	(3,430,342)
Class B Shares	(303,325)	(1,025,356)
Class C Shares	(310,058)	(905,219)
Class I Shares	(839,591)	(1,569,292)

Total Distributions	(2,789,640)	(6,930,209)

Net Change in Net Assets from Investment Activities	2,815,308	(30,122,672)

From Capital Transactions:
Proceeds from Shares Sold	59,865,989	75,997,803
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,813,923	4,687,095
Cost of Shares Repurchased	(50,796,893)	(94,033,821)

Net Change in Net Assets from Capital Transactions	10,883,019	(13,348,923)

Net Increase/Decrease in Net Assets	13,698,327	(43,471,595)
Net Assets:
Beginning of the Period	99,463,538	142,935,133

End of the Period (Including accumulated undistributed net investment income of $(638,978) and $(615,999), respectively)	$113,161,865	$99,463,538

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class A Shares	2009	2008	2007	2006		2005

Net Asset Value, Beginning of the Period	$8.76	$10.94	$11.24	$11.33		$11.58

Net Investment Income (a)	0.18	0.39	0.51	0.44		0.31
Net Realized and Unrealized Gain/Loss	0.27	(2.04)	(0.22)	-0-	(c)	(0.14)

Total from Investment Operations	0.45	(1.65)	0.29	0.44		0.17
Less Distributions from Net Investment Income	0.23	0.53	0.59	0.53		0.42

Net Asset Value, End of the Period	$8.98	$8.76	$10.94	$11.24		$11.33

Total Return (b)	5.25%	–15.42%	2.57%	4.00%		1.46%
Net Assets at End of the Period (In millions)	$53.0	$49.6	$73.3	$79.7		$91.9
Ratio of Expenses to Average Net Assets	0.93%	0.87%	0.89%	0.86%		0.81%
Ratio of Net Investment Income to Average Net Assets	2.04%	4.04%	4.55%	3.93%		2.67%
Portfolio Turnover	145%	74%	53%	76%		70%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 2.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 0.50% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class B Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$8.85	$11.05	$11.36	$11.44	$11.69

Net Investment Income (a)	0.14	0.35	0.46	0.39	0.25
Net Realized and Unrealized Gain/Loss	0.28	(2.07)	(0.24)	0.01	(0.14)

Total from Investment Operations	0.42	(1.72)	0.22	0.40	0.11
Less Distributions from Net Investment Income	0.19	0.48	0.53	0.48	0.36

Net Asset Value, End of the Period	$9.08	$8.85	$11.05	$11.36	$11.44

Total Return (b)	4.79%	–15.89%	1.95%	3.53%	0.93%
Net Assets at End of the Period (In millions)	$12.6	$15.4	$26.8	$36.2	$54.3
Ratio of Expenses to Average Net Assets	1.43%	1.37%	1.39%	1.36%	1.31%
Ratio of Net Investment Income to Average Net Assets	1.60%	3.57%	4.05%	3.40%	2.19%
Portfolio Turnover	145%	74%	53%	76%	70%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 2%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class C Shares	2009	2008	2007	2006		2005

Net Asset Value, Beginning of the Period	$8.80	$10.99	$11.29	$11.38		$11.63

Net Investment Income (a)	0.14	0.35	0.46	0.39		0.25
Net Realized and Unrealized Gain/Loss	0.27	(2.06)	(0.23)	-0-	(c)	(0.14)

Total from Investment Operations	0.41	(1.71)	0.23	0.39		0.11
Less Distributions from Net Investment Income	0.19	0.48	0.53	0.48		0.36

Net Asset Value, End of the Period	$9.02	$8.80	$10.99	$11.29		$11.38

Total Return (b)	4.71%	–15.88%	2.05%	3.46%		0.94%
Net Assets at End of the Period (In millions)	$14.9	$14.0	$20.5	$26.4		$36.9
Ratio of Expenses to Average Net Assets	1.43%	1.37%	1.39%	1.36%		1.31%
Ratio of Net Investment Income to Average Net Assets	1.55%	3.57%	4.05%	3.41%		2.19%
Portfolio Turnover	145%	74%	53%	76%		70%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 0.75%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.65% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					August 12, 2005
					(Commencement of
	Year Ended December 31,				Operations) to
Class I Shares	2009	2008	2007	2006	December 31, 2005

Net Asset Value, Beginning of the Period	$8.81	$10.94	$11.25	$11.33	$11.42

Net Investment Income (a)	0.20	0.41	0.53	0.48	0.15
Net Realized and Unrealized Gain/Loss	0.27	(2.00)	(0.24)	(0.01)	(0.06)

Total from Investment Operations	0.47	(1.59)	0.29	0.47	0.09
Less Distributions from Net Investment Income	0.25	0.54	0.60	0.55	0.18

Net Asset Value, End of the Period	$9.03	$8.81	$10.94	$11.25	$11.33

Total Return (b)	5.37%	–14.81%	2.65%	4.25%	0.76% *
Net Assets at End of the Period (In millions)	$32.7	$20.5	$22.3	$3.4	$1.8
Ratio of Expenses to Average Net Assets	0.78%	0.70%	0.72%	0.68%	0.66%
Ratio of Net Investment Income to Average Net Assets	2.23%	4.23%	4.78%	4.20%	3.04%
Portfolio Turnover	145%	74%	53%	76%	70%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009

1. Significant Accounting Policies
Van Kampen Limited Duration Fund (the “Fund”), is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide a high current return and relative safety of capital. The Fund invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade corporate bonds, mortgage-related or mortgage backed securities, asset-backed securities, and certain other debt obligations. The Fund commenced investment operations on June 16, 1986. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Fixed income investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Options are valued at the last sale price. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009  continued

to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.
Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery until payment is made. At December 31, 2009, the Fund had no when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares,

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009  continued

except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $55,508,991 which will expire according to the following schedule:

Amount	Expiration

$544,017	December 31, 2010
7,821,920	December 31, 2011
7,206,408	December 31, 2012
3,666,114	December 31, 2013
3,573,809	December 31, 2014
2,093,405	December 31, 2015
28,129,233	December 31, 2016
2,474,085	December 31, 2017

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$112,137,993

Gross tax unrealized appreciation	$1,268,596
Gross tax unrealized depreciation	(373,827)

Net tax unrealized appreciation on investments	$894,769

F. Distribution of Income and Gains The Fund declares and pays monthly dividends from investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains, including a portion of premiums received from written options.

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009  continued

The tax character of distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	2009	2008

Distributions paid from:
Ordinary income	$2,809,504	$6,985,076

Permanent differences, primarily due to net realized gains/losses on swaps, resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2009:

Accumulated Undistributed
Net Investment Income	Accumulated Net Realized Loss	Capital

$588,595	$(568,948)	$(19,647)

As of December 31, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$16,466

Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of post October losses of $905,608 which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to gains and losses recognized for tax purposes on open futures transactions on December 31, 2009.

G. Credits Earned on Cash Balances During the year ended December 31, 2009, the Fund’s custody fee was reduced by $462 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U. S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized going or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of 0.30% of the average daily net assets.
For the year ended December 31, 2009, the Fund recognized expenses of approximately $6,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended December 31, 2009, the Fund recognized expenses of approximately $25,400 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2009, the Fund recognized expenses of approximately $76,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen.
The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $113,100 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended December 31, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $12,400 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $15,900. Sales charges do not represent expenses to the Fund.

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009  continued

3. Capital Transactions
For the years ended December 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	2,535,188	$22,512,491	2,694,228	$27,040,261
Class B	476,289	4,266,637	586,593	5,792,001
Class C	614,294	5,490,892	1,118,300	11,429,139
Class I	3,098,659	27,595,969	3,222,223	31,736,402

Total Sales	6,724,430	$59,865,989	7,621,344	$75,997,803

Dividend Reinvestment:
Class A	130,057	$1,155,283	298,931	$2,887,889
Class B	30,904	277,298	93,535	914,576
Class C	26,405	235,778	72,536	705,566
Class I	16,273	145,564	18,907	179,064

Total Dividend Reinvestment	203,639	$1,813,923	483,909	$4,687,095

Repurchases:
Class A	(2,428,803)	$(21,545,387)	(4,030,400)	$(39,122,771)
Class B	(863,440)	(7,752,391)	(1,366,624)	(13,301,105)
Class C	(571,844)	(5,113,001)	(1,469,309)	(14,344,029)
Class I	(1,821,962)	(16,386,114)	(2,954,815)	(27,265,916)

Total Repurchases	(5,686,049)	$(50,796,893)	(9,821,148)	$(94,033,821)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $132,970,080 and $92,376,261 respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $58,729,842 and $56,934,455, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Summarized below are the specific types of derivative financial instruments used by the Fund.

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009  continued

A. Futures Contracts The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended December 31, 2009 were as follows:

Number of
Contracts

Outstanding at December 31, 2008	416
Futures Opened	2,488
Futures Closed	(2,583)

Outstanding at December 31, 2009	321

B. Option Contracts The Fund is subject to interest rate risk and foreign currency exchange rate risk in the normal course of pursing its investment objectives. The Fund may use options contracts to gain exposure to, or hedge against changes in the value of interest rates or foreign currencies. An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Fund may write covered call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009  continued

writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written call options were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at December 31, 2008	46	$22,878
Options written	134	25,157
Options terminated in closing purchase transactions	(180)	(48,035)
Options exercised	-0-	-0-
Options expired	-0-	-0-

Options outstanding at December 31, 2009	-0-	$-0-

C. Swap Contracts The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. For the year ended December 31, 2009, the average notional amounts of credit default swap contracts entered into by the Fund acting as a buyer or seller of protection were $0 and $1,209,000, respectively. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts.

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009  continued

Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts, including inflation asset swaps. Interest rate swaps, including inflation asset swaps, are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount except in the case of inflation asset swaps where the principal amount is periodically adjusted for inflation. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. For the year ended December 31, 2009, the average notional amount of interest rate swap contracts entered into by the Fund was $18,415,000.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009  continued

Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB ASC 210-20, Offsetting (formerly known as FASB Interpretation No. 39) and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective January 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of December 31, 2009.

	Asset Derivatives		Liability Derivatives
	Balance Sheet		Balance Sheet
Primary Risk Exposure	Location	Fair Value	Location	Fair Value

Interest Rate Contracts	Variation Margin on Futures	$367,998*	Variation Margin on Futures	$(113,169)*

Interest Rate Contracts	Swap Contracts	96,943	Swap Contracts	(309,588)

Total		$464,941		$(422,757)

*	Includes cumulative appreciation/depreciation of futures contracts as reported on the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended December 31, 2009.

Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk Exposure	Purchased Options	Written Options	Futures	Swaps	Total

Credit Contracts	$-0-	$-0-	$-0-	$73,937	73,937
Interest Rate Contracts	12,602	(38,079)	(1,463,238)	3,959,060	2,470,345

Total	$12,602	$(38,079)	$(1,463,238)	$4,032,997	$2,544,282

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk Exposure	Purchased Options	Written Options	Futures	Swaps	Total

Credit Contracts	$-0-	$-0-	$-0-	$92,087	$92,087
Interest Rate Contracts	(65,428)	43,535	954,357	(2,622,695)	(1,690,231)

Total	$(65,428)	$43,535	$954,357	$(2,530,608)	$(1,598,144)

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009  continued

6. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. Securities of FNMA and FHLMC include those issued in principal only or interest only components. On September 7, 2008, FNMA and FHLMC were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, Class A Shares purchased prior to October 1, 1999 are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class A Shares purchased on or

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009  continued

after October 1, 1999 are subject to an annual service fee of up to 0.15% of the average daily net assets attributable to such class of shares. Class B Shares purchased prior to October 1, 1999 are subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. All Class B Shares and Class C Shares purchased on or after October 1, 1999 are each subject to a combined annual distribution and service fee of up to 0.65% of the average daily net assets attributable to such class of shares. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $5,321,100 and $118,800 for Class B and Class C Shares, Respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to the closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

10. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be

Van Kampen Limited Duration Fund
Notes to Financial Statements  ■  December 31, 2009  continued

disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Limited Duration Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Limited Duration Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Limited Duration Fund (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Limited Duration Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2010

Van Kampen Limited Duration Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Limited Duration Fund
Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Limited Duration Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Limited Duration Fund
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Limited Duration Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Limited Duration Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Limited Duration Fund
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Limited Duration Fund
Trustees and Officers Information  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Limited Duration Fund
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (48) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Your Notes

Van Kampen Limited Duration Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Limited Duration Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Limited Duration Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Limited Duration Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Limited Duration Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

30, 130, 230, 630
LTMGANN 02/10
IU10-00600P-Y12/09

Item 2. Code of Ethics.
(a) The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant		Covered Entities(1)
Audit Fees	$27,300		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0
Tax Fees	$3,400	(3)	$109,924	(4)
All Other Fees	$0		$208,088	(5)
Total Non-Audit Fees	$3,400		$318,012

Total	$30,700		$318,012
2008

	Registrant		Covered Entities(1)
Audit Fees	$27,300		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$3,400	(3)	$99,522	(4)
All Other Fees	$0		$688,963	(5)
Total Non-Audit Fees	$3,400		$1,088,685

Total	$30,700		$1,088,685

N/A-	Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards, and a regulatory compliance project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

-	Van Kampen Investments Inc.

-	Van Kampen Asset Management

-	Van Kampen Advisors Inc.

-	Van Kampen Funds Inc.

-	Van Kampen Investor Services Inc.

-	Morgan Stanley Investment Management Inc.

-	Morgan Stanley Trust Company

-	Morgan Stanley Investment Management Ltd.

-	Morgan Stanley Investment Management Company

-	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Limited Duration Fund

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer
Date: February 18, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer
Date: February 18, 2010

By:	/s/ Stuart N. Schuldt

Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: February 18, 2010